EXHIBIT 10.1

July 8, 2007

Everest Resources Corp.
9567 Nairm Place
Surrey, British Columbia V3V 6Y4

Gentlemen:

RE:      Everest Resources Corp.

     Gary Sidhu holds in trust for Everest Resources Corp., a 100% undivided interest in the following claim:

Tenure No.	Name	Owner	Expiration
547508	SM	Gary Sidhu	December 15, 2007

     I will deliver full title on demand to Everest Resources Corp. for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

GARY SIDHU
Gary Sidhu